                                                                   EXHIBIT 24(a)


                                POWER OF ATTORNEY

                     C.M. LIFE SEPARATE INVESTMENT ACCOUNTS


     The undersigned, David E. Sams, Jr., a member of the Board of Directors and President of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, Michael Berenson, and Ann F. Lomeli, and each of them individually, as his true and lawful attorneys and agents.

     The attorneys and agents shall have full power of substitution and power to take any and all actions and execute any and all instruments on the undersigned's behalf as a member of the Board of Directors and President of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of C.M. Life's separate investment accounts (the "C.M. Life Separate Accounts"), as well as interests of C.M. Life's General Account. This power of attorney authorizes such attorneys and agents to sign the undersigned's name on his behalf as a member of the Board of Directors and President of C.M. Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any C.M. Life Separate Account, or C.M. Life's General Account, including but not limited to those listed below.

     C.M. Multi-Account A
     SEI Variable Annuity
     Panorama Premier Variable Annuity
     OFFITBANK Variable Annuity
     Panorama Plus Separate Account
     C.M. Life Variable Life Separate Account I

     The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 21st of March, 1996.


                         /s/ David E. Sams, Jr.
                         -----------------------------------
                         David E. Sams, Jr.
                         Director and President




Attest:  Ann F. Lomeli
         -------------

                                                                   EXHIBIT 24(a)


                                POWER OF ATTORNEY

                     C.M. LIFE SEPARATE INVESTMENT ACCOUNTS


     The undersigned, J. Brinke Marcuccilli, a member of the Board of Directors and Chief Financial Officer of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, Michael Berenson, and Ann F. Lomeli, and each of them individually, as his true and lawful attorneys and agents.

     The attorneys and agents shall have full power of substitution and power to take any and all actions and execute any and all instruments on the undersigned's behalf as a member of the Board of Directors and Chief Financial Officer of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of C.M. Life's separate investment accounts (the "C.M. Life Separate Accounts"), as well as interests of C.M. Life's General Account. This power of attorney authorizes such attorneys and agents to sign the undersigned's name on his behalf as a member of the Board of Directors and Chief Financial Officer of C.M. Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any C.M. Life Separate Account, or C.M. Life's General Account, including but not limited to those listed below.

     C.M. Multi-Account A
     SEI Variable Annuity
     Panorama Premier Variable Annuity
     OFFITBANK Variable Annuity
     Panorama Plus Separate Account
     C.M. Life Variable Life Separate Account I

     The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 22nd day of March, 1996.



                         /s/ J. Brinke Marcuccilli
                         --------------------------
                         J. Brinke Marcuccilli
                         Director and Chief Financial Officer




Attest:  Ann F. Lomeli
         -------------

                                                                   EXHIBIT 24(a)


                                POWER OF ATTORNEY

                     C.M. LIFE SEPARATE INVESTMENT ACCOUNTS


     The undersigned, Emelia M. Bruno, Controller of C.M. Life Insurance Company ("C.M. Life"), does hereby constitute and appoint Lawrence V. Burkett, Thomas F. English, Richard M. Howe, Michael Berenson, and Ann F. Lomeli, and each of them individually, as her true and lawful attorneys and agents.

     The attorneys and agents shall have full power of substitution and power to take any and all actions and execute any and all instruments on the undersigned's behalf as a member of the Board of Directors and Controller of C.M. Life that said attorneys and agents may deem necessary or advisable to enable C.M. Life to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of C.M. Life's separate investment accounts (the "C.M. Life Separate Accounts"), as well as interests of C.M. Life's General Account. This power of attorney authorizes such attorneys and agents to sign the undersigned's name on her behalf as a member of the Board of Directors and Controller of C.M. Life to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments of any C.M. Life Separate Account, or C.M. Life's General Account, including but not limited to those listed below.

     C.M. Multi-Account A
     SEI Variable Annuity
     Panorama Premier Variable Annuity
     OFFITBANK Variable Annuity
     Panorama Plus Separate Account
     C.M. Life Variable Life Separate Account I

     The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set her hand this 22nd day of March, 1996.



                         /s/ Emelia M. Bruno
                         ------------------------
                         Emelia M. Bruno
                         Director and Controller




Attest:  Ann F. Lomeli
         -------------